EXHIBIT 10.17.7

AMENDMENT NO. 1

        AMENDMENT NO. 1 dated as of October 12, 2001 (this "Amendment No. 1") to the Series 2 Incremental Revolving Credit Agreement referred to below, between CHART INDUSTRIES, INC. (the "Borrower"); each of the SUBSIDIARY BORROWERS party hereto; each of the SUBSIDIARY GUARANTORS party hereto; and the SERIES 2 LENDERS party hereto.

        The Borrower, the Subsidiary Borrowers, the Subsidiary Guarantors, each of the Series 2 Lenders and the Administrative Agent are parties to (i) a Series 2 Incremental Revolving Credit Agreement dated as of April 17, 2001 (the "Series 2 Incremental Revolving Credit Agreement") and (ii) a Credit Agreement dated as of April 12, 1999 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Borrower, the Subsidiary Borrowers, the Subsidiary Guarantors, the Series 2 Lenders and the Administrative Agent wish to amend the Series 2 Incremental Revolving Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

        Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement and the Series 2 Incremental Revolving Credit Agreement are used herein as defined therein.

        Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4, but effective as of the date hereof, the Series 2 Incremental Revolving Credit Agreement shall be amended as follows:

        2.01. References in the Series 2 Incremental Revolving Credit Agreement (including references to the Series 2 Incremental Revolving Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Series 2 Incremental Revolving Credit Agreement as amended hereby.

        2.02. The definition of "Series 2 Commitment Termination Date" in Article I of the Series 2 Incremental Revolving Credit Agreement is hereby amended to read in its entirety as follows:

        "Series 2 Commitment Termination Date" means December 30, 2001.

        Section 3. Representations and Warranties. The Borrower represents and warrants to the Series 2 Lenders that (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 1 and (b) no Default shall have occurred and be continuing.

Amendment No. 1 to Series 2 Incremental Revolving Credit Agreement

        Section 4. Conditions Precedent. The amendments to the Series 2 Incremental Revolving Credit Agreement set forth in Section 2 shall become effective, as of the date hereof, upon the receipt by the Administrative Agent of counterparts of this Amendment No. 1, duly executed and delivered by each of the Obligors and the Series 2 Lenders.

        Section 5. Miscellaneous. The Borrower shall pay all reasonable expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1. Except as herein provided, the Series 2 Incremental Revolving Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

Amendment No. 1 to Series 2 Incremental Revolving Credit Agreement

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

CHART INDUSTRIES, INC.

By	/s/ Michael F. Biehl

Name:
Title:

SUBSIDIARY BORROWERS

CHART HEAT EXCHANGERS LIMITED

By	/s/ John T. Romain

Name:
Title:

CHART-AUSTRALIA PTY, LTD.

By	/s/ John T. Romain

Name:
Title:

Amendment No. 1 to Series 2 Incremental Revolving Credit Agreement

SUBSIDIARY GUARANTORS

CHART HEAT EXCHANGERS LIMITED
PARTNERSHIP

By:	CHART MANAGEMENT COMPANY, INC.,
as its sole general partner

By	/s/ John T. Romain

Name:
Title:

CHART INDUSTRIES FOREIGN SALES
CORPORATION

By	/s/ John T. Romain

Name:
Title:

CHART INTERNATIONAL INC.

By	/s/ John T. Romain

Name:
Title:

CHART MANAGEMENT COMPANY, INC.

By	/s/ John T. Romain

Name:
Title:

Amendment No. 1 to Series 2 Incremental Revolving Credit Agreement

CHART LEASING, INC.

By	/s/ John T. Romain

Name:
Title:

CHART, INC.

By	/s/ John T. Romain

Name:
Title:

CHART INTERNATIONAL HOLDINGS, INC.

By	/s/ John T. Romain

Name:
Title:

CHART ASIA, INC.

By	/s/ John T. Romain

Name:

CAIRE INC.

By	/s/ John T. Romain

Name:
Title:

Amendment No. 1 to Series 2 Incremental Revolving Credit Agreement

SERIES 2 LENDERS

FIRST MERIT BANK N.A.

By	/s/ John F. Neumann

Name: John F. Neumann
Title: Senior Vice President

Amendment No. 1 to Series 2 Incremental Revolving Credit Agreement